                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58320) of Flowers Foods, Inc. of our reports dated February 13, 2004, relating to the financial statements and the financial statement schedule, which appear in this Form 10-K.


PricewaterhouseCoopers LLP
Atlanta, Georgia
March 18, 2004